VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 87

                          Supplement to the Prospectus

         Notwithstanding anything to the contrary in the prospectus, the monthly deferred sales charge will begin accruing on a daily basis on July 28, 1998 and will continue to accrue through January 27, 1999. The monthly deferred sales charge will be charged, in arrears, commencing August 28, 1998 and will be charged on the 28th day of each month thereafter through January 28, 1999.

Dated:  April 1, 1998